EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Crexendo, Inc. (the Company) Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Steven G Mihaylo, Chief Executive Officer of the Company, do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2013	/s/ Steven G Mihaylo
Steven G Mihaylo
Chief Executive Officer